Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.0192%



        Excess Protection Level
          3 Month Average  5.24%
          January, 2000  5.39%
          December, 1999  4.51%
          November, 1999  5.80%


        Cash Yield                                  17.74%


        Investor Charge Offs                        4.73%


        Base Rate                                   7.62%


        Over 30 Day Delinquency                     5.03%


        Seller's Interest                           9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,800,914,393.58